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                                   EXHIBIT A
                              JOINT FILING AGREEMENT
                              ----------------------

     We, the signatories of the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is filed on behalf of each of us.

       Dated: January 7, 1998           T. J. BERTHEL INVESTMENT, L. P.
                                        By: T. J. BERTHEL ENTERPRISES, INC.
                                           General Partner
                                        By: /s/
                                           --------------------------------
                                           THOMAS J. BERTHEL, President

                                           BERTHEL FISHER & COMPANY FINANCIAL
                             SERVICES, INC.

                                        By:      /s/
                                           --------------------------------
                                           THOMAS J. BERTHEL,
                                           Chief Executive Officer

                                        BERTHEL FISHER & COMPANY LEASING, INC.

                                        By:      /s/
                                           --------------------------------
                                           THOMAS J. BERTHEL, President

                                        BERTHEL FISHER & COMPANY
                                        INVESTMENTS, INC.

                                        By:      /s/
                                           --------------------------------
                                        THOMAS J. BERTHEL,
                                        Chief Executive Officer

                                        BERTHEL FISHER & COMPANY

                                        By:      /s/
                                           --------------------------------
                                        THOMAS J. BERTHEL, President

                                        /s/
                                        -----------------------------------
                                        THOMAS J. BERTHEL

                                        T. J. BERTHEL ENTERPRISES, INC.

                                        By:     /s/
                                           --------------------------------
                                        THOMAS J. BERTHEL, President

                                        /s/
                                        -----------------------------------
                                        DEANNA BERTHEL

                                        /s/
                                        -----------------------------------
                                        DEANNA BERTHEL, as Custodian for
                                           Paige Berthel
                                        /s/
                                        -----------------------------------
                                        DEANNA BERTHEL, as Custodian for
                                           Brandon Berthel


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